                                                                    Exhibit 99.5
                                                                         Page 11

  CASE NAME:            Aerovox,            INCOME STATEMENT          FORM OPR-5
  CASE NUMBER:        01-14680 jnf          FOR MONTH ENDED:

                                       September 29, 2001  October 27, 2001  December 01, 2001  December 29, 2001  January 26, 2002
                                       ------------------  ----------------  -----------------  -----------------  ----------------
NET REVENUE (INCOME)                           $4,878,674        $4,074,181         $5,275,190         $3,615,244        $4,348,787
                                       ------------------  ----------------  -----------------  -----------------  ----------------

COST OF GOODS SOLD:

   Materials                                    2,719,102         2,259,541          3,098,513          2,042,127         2,604,864
                                       ------------------  ----------------  -----------------  -----------------  ----------------

   Labor                                          468,719           401,038            457,118            317,440           360,765
                                       ------------------  ----------------  -----------------  -----------------  ----------------

   Manufacturing Overhead                         975,662           799,875            977,402            680,790           811,011
                                       ------------------  ----------------  -----------------  -----------------  ----------------

    COST OF GOODS SOLD AT STANDARD              4,163,483         3,460,454          4,533,033          3,040,357         3,776,640
                                       ------------------  ----------------  -----------------  -----------------  ----------------

   Variances (favorable)/unfavorable               23,666           206,297            448,862          (238,579)           134,480
                                       ------------------  ----------------  -----------------  -----------------  ----------------

    ACTUAL COST OF GOODS SOLD                   4,187,149         3,666,752          4,981,895          2,801,778         3,911,119
                                       ------------------  ----------------  -----------------  -----------------  ----------------

GROSS PROFIT                                      691,525           407,429            293,295            813,466           437,668
                                       ------------------  ----------------  -----------------  -----------------  ----------------

OPERATING EXPENSES:

   Selling and Marketing                          164,255           125,026            161,382            122,768           119,104
                                       ------------------  ----------------  -----------------  -----------------  ----------------

   R & D and Product Services                      98,550            72,174             95,950             80,489            83,704
                                       ------------------  ----------------  -----------------  -----------------  ----------------

   General and Administrative                     446,520           515,360            574,064            391,403           350,358
                                       ------------------  ----------------  -----------------  -----------------  ----------------

    TOTAL OPERATING EXPENSES                      709,326           712,559            831,396            594,660           553,166
                                       ------------------  ----------------  -----------------  -----------------  ----------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES               (17,800)         (305,130)          (538,101)            218,805         (115,498)
                                       ------------------  ----------------  -----------------  -----------------  ----------------

INTEREST EXPENSE                                  175,872           165,396            167,026            162,683           141,470
                                       ------------------  ----------------  -----------------  -----------------  ----------------

DEPRECIATION                                      243,404           285,386            292,399            283,689           286,545
                                       ------------------  ----------------  -----------------  -----------------  ----------------

INCOME TAX EXPENSE (BENEFIT)                       77,162                 0                  0           (61,536)                 0
                                       ------------------  ----------------  -----------------  -----------------  ----------------

OTHER INCOME (EXPENSE)                           (256,188)         (132,499)           (13,198)          (131,548)         (568,939)
                                       ------------------  ----------------  -----------------  -----------------  ----------------

    NET INCOME (LOSS)                           ($770,427)        ($888,411)       ($1,010,724)         ($297,579)      ($1,112,452)
                                       ==================  ================  =================  =================  ================

                                             FILING
                                             TO DATE

                                       ------------------
NET REVENUE (INCOME)                          $37,015,520
                                       ------------------

COST OF GOODS SOLD:

   Materials                                   21,360,864
                                       ------------------

   Labor                                        3,401,393
                                       ------------------

   Manufacturing Overhead                       5,650,250
                                       ------------------

    COST OF GOODS SOLD AT STANDARD             31,904,307
                                       ------------------

   Variances (favorable)/unfavorable              609,261
                                       ------------------

    ACTUAL COST OF GOODS SOLD                  32,513,568
                                       ------------------

GROSS PROFIT                                    4,501,951
                                       ------------------

OPERATING EXPENSES:

   Selling and Marketing                          961,147
                                       ------------------

   R & D and Product Services                     709,423
                                       ------------------

   General and Administrative                   2,897,620
                                       ------------------

    TOTAL OPERATING EXPENSES                    4,568,189
                                       ------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES               (66,238)
                                       ------------------

INTEREST EXPENSE                                1,241,888
                                       ------------------

DEPRECIATION                                    2,267,009
                                       ------------------

INCOME TAX EXPENSE (BENEFIT)                       15,626
                                       ------------------

OTHER INCOME (EXPENSE)                         (1,871,792)
                                       ------------------

    NET INCOME (LOSS)                         ($5,462,553)
                                       ==================